UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

PepsiCo, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
0.250% Senior Notes Due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28a	The Nasdaq Stock Market LLC
3.200% Senior Notes Due 2029	PEP29	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2033	PEP33	The Nasdaq Stock Market LLC
3.550% Senior Notes Due 2034	PEP34	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01. Regulation FD Disclosure.

Redemption of 7% Senior Notes due 2029 (CUSIP No. 713409 AC4) and 5.50% Notes due May 15, 2035 (CUSIP No. 71343P AC5)

On November 9, 2022, Pepsi-Cola Metropolitan Bottling Company, Inc. (“PMBC”), a wholly owned subsidiary of PepsiCo, Inc., directed The Bank of New York Mellon, as trustee, and Wells Fargo Bank, National Bank Association, as trustee (each a “Trustee”), to send notices of redemption to the respective registered holders of PMBC’s outstanding 7% Senior Notes due 2029 (CUSIP No. 713409 AC4), originally issued on March 8, 1999 (the “2029 Notes”) and 5.50% Notes due May 15, 2035 (CUSIP No. 71343P AC5), originally issued on May 18, 2005 (the “2035 Notes,” and together with the 2029 Notes, the “Notes”), notifying such holders that PMBC would redeem the Notes on December 12, 2022 (the “Redemption Date”) at the “makewhole” price specified in the applicable indenture. Upon completion of the redemptions, no Notes will remain outstanding.

Payment of the applicable redemption price will be made on or after the Redemption Date only upon presentation and surrender of the Notes to the applicable Trustee. Interest on the Notes will cease to accrue from and after the Redemption Date. The notices of redemption will be sent to the registered holders of the Notes. Copies of the notices of redemption are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 and are incorporated herein by reference. Copies of the forms of 2029 Note and 2035 Note are incorporated into this Current Report on Form 8-K by reference to Exhibits 4.1 and 4.2 hereto, respectively.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of 7% Senior Note due 2029, which is incorporated herein by reference to Exhibit 10.14 to The Pepsi Bottling Group, Inc.’s Registration Statement on Form S-1 (Registration No. 333-70291) filed with the Securities and Exchange Commission on March 24, 1999.
4.2	Form of 5.50% Note due May 15, 2035, which is incorporated herein by reference to Exhibit 4.17 to PepsiCo, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 20, 2010 filed with the Securities and Exchange Commission on April 23, 2010.
99.1	Notice of Redemption of 7% Senior Notes due 2029.
99.2	Notice of Redemption of 5.50% Notes due May 15, 2035.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2022	PepsiCo, Inc.

	By:	/s/ Cynthia A. Nastanski
		Name:	Cynthia A. Nastanski
		Title:	Senior Vice President, Corporate Law and Deputy Corporate Secretary